Acquisition - Summary of Fair Value of Assets Acquired and Liabilities Assumed at The Date of Acquisition (Detail) - Clearpool Group Inc [Member] $ in Millions, $ in Millions	Apr. 30, 2020 CAD ($)	Apr. 06, 2020 CAD ($)	Apr. 06, 2020 USD ($)
Disclosure of business acquisitions by acquisition assets acquired and liabilities assumed [line items]
Goodwill and intangible assets	$ 226
Other assets	42
Total assets	268
Liabilities	61
Purchase price	$ 207	$ 196	$ 139